SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2004

GLOBAL POWER EQUIPMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16501	73-1541378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 South Yale Suite 1480 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (918) 488-0828

Item 9. Regulation FD Disclosure.

On June 15, 2004, the Registrant issued a press release announcing a merger of the operations of its wholly owned subsidiaries Consolidated Fabricators, Inc. and Braden Manufacturing, L.L.C.. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2004

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ John M. Matheson
John M. Matheson
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 15, 2004